OTHER INFORMATION	12 Months Ended
Dec. 31, 2021
Other Information
OTHER INFORMATION

42)       OTHER INFORMATION

1.	Since March 11, 2020 the World Health Company (WHO) declared Covid-19, which originated in China at the end of 2019 and spread throughout the world through different variants, a pandemic resulting in a significant increase in the restrictions of national and international travel, downtime for many businesses and services in virtually all countries, government orders of social isolation to slow the spread of the virus, among other restrictions, generating an environment of strong financial volatility and increasing uncertainties, in addition to social, economic and employment instability. The Covid-19 pandemic has brought great challenges and uncertainties to the whole world, being considered the largest pandemic ever seen, according to the WHO. The crisis caused as a result of the pandemic can be observed from the beginning of March 2020 generating certain negative impacts on the Brazilian economy, such as (i) higher risk aversion, with pressures on the exchange rate; (ii) greater difficulties in foreign trade; and (iii) increase in the uncertainties of economic agents.

In order to mitigate the impacts of this crisis, governments and central banks around the world have intervened in the economy of their countries and have adopted unconventional measures, like the closing of non-essential economic activity and actions of monetary stimulus, with the practice of zero interest in addition to fiscal expansion.

In Brazil, various measures have been adopted, including some directly impacting the liquidity of the financial markets, the credit markets, monetary and fiscal policy and exchange rates. In this context, in addition to the various measures taken by the Monetary Policy Committee (COPOM) and the Central Bank of Brazil, such as changing the interest rate, the National Monetary Council and the Federal Government approved, in extraordinary meetings, various measures to help the Brazilian economy tackle the adverse effects caused by the virus.

The Executive and Legislative Powers have tried to approve Bills that minimize the repercussion of Covid-19, including proposing the temporary suspension of taxes (such as the relaxation of the IOF on loans and the deferral of payment of PIS/COFINS) and granting tax benefits to the sectors of the economy/workers most affected.

We cannot control, and nor can we predict what measures or policies the government may adopt in response to the current or future economic situation in Brazil, nor how the intervention or government policies will affect the Brazilian economy and how they will affect our operations. Below we highlight the main items of our statement of financial position which may potentially be impacted:

•	Financial instruments: whose market value may vary significantly given the price volatility of these assets, especially those issued by private companies that have a higher credit risk;

•	Loans: there was a worsening of the economic situation, as well as the updating of prospective scenarios in order to capture the current and future events resulting from the pandemic, increasing the risk of credit operations, resulting in migration between the credit ratings and, consequently, a higher level provisioning;

•	Deferred tax assets: whose recoverability depends on future taxable income, which may be affected depending on the consequences of the pandemic event if it extends over a long period of time;
•	Intangible assets: may have their recoverable amount impacted on the basis of the changes caused by the crisis to their main assumptions of realization, such as the rates of returns initially expected;
•	Funding: volatility, as well as uncertainties in credit and capital markets, generally reduces liquidity, which could result in an increase in the cost of funds for financial institutions, which may impact our ability to replace, appropriately and at reasonable costs, obligations that are maturing and/or the access to new resources to execute our growth strategy;
•	Technical provisions of insurance and pension resources: that depending on the evolution of the crisis can be impacted negatively given the possible increase in the level of claims, mainly in the “Life” segment and a higher frequency of claims from “Health” policyholders with the increased use of hospitals, furthermore, we may experience higher demand for early redemptions by pension plan participants, which would impact our revenues through a reduction in the management fees we charge; and
•	Civil and labor provisions: the number of labor lawsuits may increase as a result of third party suppliers that go bankrupt as we may be considered co-responsible in these lawsuits. It is also possible that we could experience a greater volume of civil processes, mainly involving reviews and contract renewals.

In-person return to work is taking place gradually in the administrative areas and, regardless of the work model, by a medical team.

One of the main objectives of risk management structure is to monitor the allocation of capital and liquidity, aiming to maintain the levels of risk in accordance with the limits established and, in addition, monitor the economic scenarios actively (national and international), as well as the evolution of the Covid-19 pandemic and will make every effort to maintain the fullness of operations, the services to the population, and the stability of the national financial system.

Bradesco offer of emergency lines of credit to companies, such as funds for financing of payrolls, as well as the extension of the installments of loan operations to individuals, up to the date of approval of these financial statements, were individually immaterial.

The measurements of the future financial and economic impacts related to the pandemic will continue to be assessed, although, they possess a certain level of uncertainty and depend on the development of the pandemic, since, part of the impact of the pandemic is already reflected in the level of provisioning, however, its duration or deterioration cannot yet be predicted, which could continue adversely affecting the global and local economy for an indefinite period of time, which negatively affects the results of financial institutions and, consequently, the performance of operations.

2.	The recent conflict between Russia and Ukraine has caused the United States government, the European Union, the United Kingdom and other governments to impose economic sanctions and export controls against Russia besides threatening with additional sanctions and controls. These measures have impacted energy, oil and other commodities prices and have consequently caused instability and volatility in the economies and markets in general. These conditions can affect the global credit and capital markets.

Bradesco's Management has been following up and monitoring the situation. So far, no relevant direct impacts have been identified.

3.	On July 29, 2020, Law No. 14.031 was enacted, a portion determined that, as of the 2021 financial year, an exchange rate assessment of the foreign investment risk abroad of coverage with financial institutions (hedge) carried out by financial institutions and authorized to operate by the Central Bank of Brazil in a controlled company, affiliate, branch, branch or agency domiciled abroad, registered in each year, which must be computed in the determination of the income tax and social contribution tax base. Net profit of the investing company domiciled in the country, in proportion: i) 50%, in the 2021 fiscal year; and 100%, from the year 2022.

4.	On February 25, 2022, Banco Bradesco SA (“Bradesco”), through its subsidiary Bradescard Elo Participações SA, it consummated the transaction with BB Elo Cartões Participações SA, subsidiary of Banco do Brasil SA, for the purchase of 49.99% interest in Banco Digio SA (“Digio”), for the amount of R$645 million. Bradesco now holds, indirectly, 100% of the capital stock of Digi. This transaction is in line with Bradesco's strategy of investing in digital companies, complementing its operations in a diversified way and reaching different audiences, with different models.

5.	On January 18, 2022, Bradesco announced to the market, the issuance of its first Sustainable Bond linked to socio-environmental criteria, worth US$500 million, as a sustainable international funding of senior debt, with a 60-month term and a coupon of 4.375% per annum.

6.	On May 6, 2019, Bradesco announced to the market, that it has entered into a Share Purchase Agreement (“Agreement”) with the controlling shareholders of BAC Florida Bank (“BAC Florida”), the bank that has offered various financial services in the United States for 46 years, especially to non-resident high net worth Individuals.

On September 10, 2019, the Central Bank of Brazil authorized Bradesco to: (i) hold up to 100% of the capital of BAC Florida Bank and its subsidiaries - the securities brokerage firm BAC Florida Investments Corp. and the non-financial corporations BAC Global Advisors Inc., 5551 Luckett Road, Inc. and Representaciones Administrativas Internacionales S.A., the latter located in Guatemala and the others located in the United States.

On October 8, 2020, all regulatory authorizations were granted for the acquisition of 100% of the share capital of BAC Florida Bank by Bradesco.

Upon completion of the acquisition, on October 30, 2020, Bradesco:

•	assumed the operations of BAC Florida, with the main objective of expanding the offering of investments in the USA to its high net worth customers (Prime) and Private Bank, in addition to other banking services, such as checking accounts, credit card and real estate financing; and
•	this transaction will also provide Bradesco with the opportunity to expand business related to corporate and institutional customers.

We present below, the composition of the values of acquisition of BAC Florida and its subsidiaries and goodwill in the acquisition of shares as determined:

R$ thousand
Payment to BAC Florida	3,161,724
Total cost of acquisition	3,161,724
- Fair value of net assets acquired (provisional amount) (1)	1,595,336
- Identifiable intangible assets	1,003,266
- Goodwill on the acquisition of shares	563,122
(1)	Adjustment of provisions for expected losses, in accordance with IFRS 9 and lease agreements, in accordance with IFRS 16.

Bradesco hired a specialized and independent company to conduct the study of the purchase price allocation (“PPA”), for the initial allocation of the fair value of the assets acquired and liabilities assumed by BAC Florida.

We present the amounts for the assets and liabilities acquired on October 30, 2020 base date of the acquisition:

R$ thousand
BAC Florida Bank

Assets
Cash and due from banks	2,385,237
Securities and derivative financial instruments	1,158,008
Loans	9,337,171
Property and equipment	39,779
Intangibles	13,073
Other assets	408,724
Total assets	13,341,992

Liabilities
Deposits from customers	10,951,685
Other liabilities	794,971
Shareholders’ equity	1,595,336
Total	13,341,992

The following intangible assets of defined useful life not recognized in BAC Florida Bank’s individual financial statement and goodwill were recognized in the consolidated financial statements.

Intangibles not recognized in the financial statement	R$ thousand	Life Cycle - months	Approach
Relationship with customers	209,690	204	Income approach - MEEM
Core deposits (1)	484,144	215	Income approach
Licenses	309,432	60	Market approach
Goodwill	563,122	Undefined
Total	1,566,388
(1)	Considering the characteristics of BAC's deposit portfolio, it was observed that there is funding remunerated at rates lower than the average cost of funding from similar financial institutions. Thus, it was understood that there is no restriction for the use of these funds in credit operations, thus identifying the existence of intangible assets.

On December 31, 2021, the impairment test was performed considering the following assumptions:

•       For the calculation of the economic value, budgetary projections of five years were used;

•       For the calculation of the value of perpetuity, the cash flow generated in the last year was considered and the growth rate in perpetuity was 4.24% per annum: inflation of 2.20% and real growth of 2% per annum; and

•       The nominal discount rate used was 8.93% per annum.

No loss was identified, since the calculated recoverable value is greater than the accounting value.